THE PBHG FUNDS, INC.
                       SUPPLEMENT DATED OCTOBER 14, 1997
                                     TO THE
                         PROSPECTUS DATED JUNE 30. 1997

This Supplement updates certain information contained in the above-referenced Prospectus of The PBHG Funds, Inc. (the "Fund"). You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

The following information should be added following the first numbered paragraph under "Investment Limitations" on page 23 of the Prospectus:

     The Board of Directors has approved, and has recommended that the shareholders approve, a change to a fundamental investment policy applicable to the Large Cap 20 Fund. If the shareholders approve the change, the Large Cap 20 Fund, with respect to 50% of its total assets, will not be permitted to purchase securities of any issuer (except securities issued by the United States, its agencies and instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of such Portfolio would be invested in securities of such issuer. Currently, this limitation applies to 75% of the Portfolio's total assets. This change in investment policy will result in the classification of the Portfolio as a non-diversified investment company, while it is currently classified as a diversified investment company. The Board of Directors has called a special meeting of shareholders of the Portfolio to be held on December 11, 1997, at which meeting the shareholders will be asked to approve the proposed change.